                                                                               .
                                                                               .
                                                                               .
                                                                      EXHIBIT 17

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


       VOTING BY TELEPHONE                         VOTING BY INTERNET                             VOTING BY MAIL

Follow these four easy steps:               Follow these six easy steps:                Follow these three easy steps:
1. Read the accompanying Proxy              1. Read the accompanying Proxy              1. Read the accompanying Proxy
   Statement and Proxy Card.                   Statement and Proxy Card.                   Statement and Proxy Card.
2. Call the toll-free number                2. Go to the Web site                       2. Please mark, sign and date
   1-888-221-0697.                             www.aiminvestments.com.                     your Proxy Card.
3. Enter your Control Number listed         3. Click on the My Account tab.             3. Return the Proxy Card in the
   on the Proxy Card.                       4. Click on the 2003 Proxy Information         postage-paid envelope provided or
4. Follow the recorded instructions.           link.                                       return it to Proxy Tabulator, P.O.
                                            5. Follow the instructions provided.           Box 9123, Hingham, MA 02043-9723.
                                            6. Enter your Control Number listed on
                                               the Proxy Card.


    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

           -------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   ****CONTROL NUMBER: 999 999 999 999 99****
           -------------------------------------------------------

        -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                            PROXY CARD

             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                                       OF

                           INVESCO CASH RESERVES FUND

                (A PORTFOLIO OF INVESCO MONEY MARKET FUNDS, INC.)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Bob R. Baker, Glen A. Payne and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH OTHER PROPOSAL AND "FOR" EACH NOMINEE.

                                       -- PROXY MUST BE SIGNED AND DATED BELOW.

                                       Dated                               2003
                                            -------------------------------

                                       ----------------------------------------
                                             Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian for
                                       a minor, please give full title as such.
                                       If a corporation, please sign in full
                                       corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

 -- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
    PLEASE DO NOT USE FINE POINT PENS.

                                                            PLEASE MARK
                                                         X  VOTE AS IN
                                                            THIS EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                                 FOR     AGAINST    ABSTAIN
1.   To approve an Agreement and Plan of Reorganization under which all of the                   [ ]       [ ]        [ ]
     assets of INVESCO Cash Reserves Fund, an investment portfolio of INVESCO
     Money Market Funds, Inc. ("Company"), will be transferred to AIM Money
     Market Fund ("Buying Fund"), an investment portfolio of AIM Investment
     Securities Funds ("Buyer"), Buying Fund will assume the liabilities of
     INVESCO Cash Reserves Fund and Buyer will issue shares of each class of
     Buying Fund to shareholders of the corresponding class of shares of INVESCO
     Cash Reserves Fund.
                                                                                                        WITHHOLD
                                                                                                       AUTHORITY
                                                                                                 FOR    FOR ALL    FOR ALL
                                                                                                 ALL    NOMINEES   EXCEPT
2.   To elect sixteen individuals to the Board of Company, each of whom will                     [ ]       [ ]        [ ]
     serve until his or her successor is elected and qualified:

01  Bob R. Baker        05  Albert R. Dowden      09  Robert H. Graham    13  Ruth H. Quigley
02  Frank S. Bayley     06  Edward K. Dunn, Jr.   10  Gerald J. Lewis     14  Louis S. Sklar
03  James T. Bunch      07  Jack M. Fields        11  Prema Mathai-Davis  15  Larry Soll, Ph.D.
04  Bruce L. Crockett   08  Carl Frischling       12  Lewis F. Pennock    16  Mark H. Williamson

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

     ---------------------------------------------------------------------------
                                                                                                 FOR     AGAINST    ABSTAIN
3.   To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                    [ ]       [ ]        [ ]

4.   To approve an Agreement and Plan of Reorganization which provides for the                   [ ]       [ ]        [ ]
     redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of
     Company as a Maryland corporation.

     IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

        VOTING BY TELEPHONE                          VOTING BY INTERNET                        VOTING BY MAIL

Follow these four easy steps:              Follow these six easy steps:              Follow these three easy steps:
1. Read the accompanying Proxy             1. Read the accompanying Proxy            1. Read the accompanying Proxy
   Statement and Proxy Card.                  Statement and Proxy Card.                 Statement and Proxy Card.
2. Call the toll-free number               2. Go to the Web site                     2. Please mark, sign and date
   1-888-221-0697.                            www.aiminvestments.com.                   your Proxy Card.
3. Enter your Control Number listed        3. Click on the My Account tab.           3. Return the Proxy Card in the
   on the Proxy Card.                      4. Click on the 2003 Proxy Information       postage-paid envelope provided or
4. Follow the recorded instructions.          link.                                     return it to Proxy Tabulator, P.O.
                                           5. Follow the instructions provided.         Box 9123, Hingham, MA 02043-9723.
                                           6. Enter your Control Number listed on
                                              the Proxy Card.

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

            ---------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   ****CONTROL NUMBER: 999 999 999 999 99****
            ---------------------------------------------------------

        -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                            PROXY CARD

             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                                       OF

                             INVESCO HIGH YIELD FUND

                    (A PORTFOLIO OF INVESCO BOND FUNDS, INC.)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Bob R. Baker, Glen A Payne and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH OTHER PROPOSAL AND "FOR" EACH NOMINEE.

                                       -- PROXY MUST BE SIGNED AND DATED BELOW.

                                       Dated                               2003
                                            -------------------------------

                                       ----------------------------------------
                                       Signature(s) (if held jointly) NOTE:
                                       PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                       ON THIS PROXY CARD. All joint owners
                                       should sign. When signing as executor,
                                       administrator, attorney, trustee or
                                       guardian or as custodian for a minor,
                                       please give full title as such. If a
                                       corporation, please sign in full
                                       corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

-- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
   PLEASE DO NOT USE FINE POINT PENS.

                                                                 PLEASE MARK
                                                          [X]    VOTE AS IN
                                                                 THIS EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.


                                                                                                 FOR     AGAINST    ABSTAIN
1.   To approve an Agreement and Plan of Reorganization under which all of the                   [ ]       [ ]        [ ]
     assets of INVESCO High Yield Fund, an investment portfolio of INVESCO Bond
     Funds, Inc. ("Company"), will be transferred to AIM High Yield Fund
     ("Buying Fund"), an investment portfolio of AIM Investment Securities Funds
     ("Buyer"), Buying Fund will assume the liabilities of Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of Fund and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a
     Maryland corporation.

                                                                                                        WITHHOLD
                                                                                                       AUTHORITY
                                                                                                 FOR    FOR ALL    FOR ALL
                                                                                                 ALL    NOMINEES   EXCEPT
2.   To elect sixteen individuals to the Board of Company, each of whom will                     [ ]       [ ]       [ ]
     serve until his or her successor is elected and qualified:

01  Bob R. Baker        05  Albert R. Dowden      09  Robert H. Graham     13  Ruth H. Quigley
02  Frank S. Bayley     06  Edward K. Dunn, Jr.   10  Gerald J. Lewis      14  Louis S. Sklar
03  James T. Bunch      07  Jack M. Fields        11  Prema Mathai-Davis   15  Larry Soll, Ph.D.
04  Bruce L. Crockett   08  Carl Frischling       12  Lewis F. Pennock     16  Mark H. Williamson

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
    EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

    ---------------------------------------------------------------------------

                                                                                                 FOR     AGAINST    ABSTAIN
3.   To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                    [ ]       [ ]        [ ]

4.  To approve an Agreement and Plan of Reorganization which provides for the                    [ ]       [ ]        [ ]
    redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of
    Company as a Maryland corporation.


    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

         VOTING BY TELEPHONE                     VOTING BY INTERNET                       VOTING BY MAIL

Follow these four easy steps:           Follow these six easy steps:               Follow these three easy steps:
1. Read the accompanying Proxy          1. Read the accompanying Proxy             1. Read the accompanying Proxy
   Statement and Proxy Card.               Statement and Proxy Card.                  Statement and Proxy Card.
2. Call the toll-free number            2. Go to the Web site                      2. Please mark, sign and date
   1-888-221-0697.                         www.aiminvestments.com.                    your Proxy Card.
3. Enter your Control Number listed     3. Click on the My Account tab.            3. Return the Proxy Card in the
   on the Proxy Card.                   4. Click on the 2003 Proxy Information        postage-paid envelope provided or
4. Follow the recorded instructions.       link.                                      return it to Proxy Tabulator, P.O.
                                        5. Follow the instructions provided.          Box 9123, Hingham, MA 02043-9723.
                                        6. Enter your Control Number listed on
                                           the Proxy Card.


   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

              -----------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   ****CONTROL NUMBER: 999 999 999 999 99****
              -----------------------------------------------------

        -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                            PROXY CARD

             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                                       OF

                           INVESCO SELECT INCOME FUND

                    (A PORTFOLIO OF INVESCO BOND FUNDS, INC.)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Bob R. Baker, Glen A. Payne and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH OTHER PROPOSAL AND "FOR" EACH NOMINEE.

                                        -- PROXY MUST BE SIGNED AND DATED BELOW.

                                        Dated                               2003
                                             -------------------------------

                                        ----------------------------------------
                                        Signature(s) (if held jointly) NOTE:
                                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                        ON THIS PROXY CARD. All joint owners
                                        should sign. When signing as executor,
                                        administrator, attorney, trustee or
                                        guardian or as custodian for a minor,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

-- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
   PLEASE DO NOT USE FINE POINT PENS.


                                                                 PLEASE MARK
                                                          [X]    VOTE AS IN
                                                                 THIS EXAMPLE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                                  FOR      AGAINST      ABSTAIN
1.   To approve an Agreement and Plan or Reorganization under which all of the                    [ ]        [ ]          [ ]
     assets of INVESCO Select Income Fund, an investment portfolio of INVESCO
     Bond Funds, Inc. ("Company"), will be transferred to AIM Income Fund
     ("Buying Fund"), an investment portfolio of AIM Investment Securities Funds
     ("Buyer"), Buying Fund will assume the liabilities of INESCO Select Income
     Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of INVESCO Select Income
     Fund and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as Maryland corporation.
                                                                                                           WITHHOLD
                                                                                                           AUTHORITY
                                                                                                  FOR      FOR ALL        FOR ALL
                                                                                                  ALL      NOMINEES       EXCEPT
2.   To elect sixteen individuals to the Board of Company, each of whom will                      [ ]        [ ]            [ ]
     serve until his or her successor is elected and qualified:

01  Bob R. Baker        05  Albert R. Dowden      09  Robert H. Graham    13  Ruth H. Quigley
02  Frank S. Bayley     06  Edward K. Dunn, Jr.   10  Gerald J. Lewis     14  Louis S. Sklar
03  James T. Bunch      07  Jack M. Fields        11  Prema Mathai-Davis  15  Larry Soll, Ph.D.
04  Bruce L. Crockett   08  Carl Frischling       12  Lewis F. Pennock    16  Mark H. Williamson

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
    BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

    ----------------------------------------------------------------------------

                                                                                                  FOR      AGAINST      ABSTAIN
3.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                      [ ]        [ ]          [ ]

4.  To approve an Agreement and Plan of Reorganization which provides for the                     [ ]        [ ]          [ ]
    redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of
    Company as a Maryland corporation.



    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


       VOTING BY TELEPHONE                        VOTING BY INTERNET                           VOTING BY MAIL

Follow these four easy steps:            Follow these six easy steps:              Follow these three easy steps:
1. Read the accompanying Proxy           1. Read the accompanying Proxy            1. Read the accompanying Proxy
   Statement and Proxy Card.                Statement and Proxy Card.                 Statement and Proxy Card.
2. Call the toll-free number             2. Go to the Web site                     2. Please mark, sign and date
   1-888-221-0697.                          www.aiminvestments.com.                   your Proxy Card.
3. Enter your Control Number listed      3. Click on the My Account tab.           3. Return the Proxy Card in the
   on the Proxy Card.                    4. Click on the 2003 Proxy Information       postage-paid envelope provided or
4. Follow the recorded instructions.        link.                                     return it to Proxy Tabulator, P.O.
                                         5. Follow the instructions provided.         Box 9123, Hingham, MA 02043-9723.
                                         6. Enter your Control Number listed on
                                            the Proxy Card.

     DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

             -------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   ****CONTROL NUMBER: 999 999 999 999 99****
             -------------------------------------------------------

        -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                            PROXY CARD

             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                                       OF

                           INVESCO TAX-FREE BOND FUND

                    (A PORTFOLIO OF INVESCO BOND FUNDS, INC.)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Bob R. Baker, Glen A. Payne and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH OTHER PROPOSAL AND "FOR" EACH NOMINEE.

                                        -- PROXY MUST BE SIGNED AND DATED BELOW.

                                        Dated                               2003
                                             -------------------------------

                                        ----------------------------------------
                                        Signature(s) (if held jointly) NOTE:
                                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                        ON THIS PROXY CARD. All joint owners
                                        should sign. When signing as executor,
                                        administrator, attorney, trustee or
                                        guardian or as custodian for a minor,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

-- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
   PLEASE DO NOT USE FINE POINT PENS.
                                                                 PLEASE MARK
                                                          [X]    VOTE AS IN
                                                                 THIS EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                                 FOR     AGAINST    ABSTAIN
1.  To approve an Agreement and Plan of Reorganization under which all of the                    [ ]       [ ]        [ ]
    assets of INVESCO Tax-Free Bond Fund, an investment portfolio of INVESCO
    Bond Funds, Inc. ("Company"), will be transferred to AIM Municipal Bond Fund
    ("Buying Fund"), an investment portfolio of AIM Investment Securities Funds
    ("Buyer"), Buying Fund will assume the liabilities of INVESCO Tax-Free Bond
    Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of INVESCO Tax-Free Bond
    Fund and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

                                                                                                        WITHHOLD
                                                                                                       AUTHORITY
                                                                                                 FOR    FOR ALL    FOR ALL
                                                                                                 ALL    NOMINEES   EXCEPT
2.  To elect sixteen individuals to the Board of Company, each of whom will                      [ ]       [ ]        [ ]
    serve until his or her successor is elected and qualified:

01  Bob R. Baker        05  Albert R. Dowden     09  Robert H. Graham    13  Ruth H. Quigley
02  Frank S. Bayley     06  Edward K. Dunn, Jr.  10  Gerald J. Lewis     14  Louis S. Sklar
03  James T. Bunch      07  Jack M. Fields       11  Prema Mathai-Davis  15  Larry Soll, Ph.D.
04  Bruce L. Crockett   08  Carl Frischling      12  Lewis F. Pennock    16  Mark H. Williamson

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

    ----------------------------------------------------------------------------

                                                                                                 FOR     AGAINST    ABSTAIN
3.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                     [ ]       [ ]        [ ]

4.  To approve an Agreement and Plan of Reorganization which provides for the                    [ ]       [ ]        [ ]
    redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of
    Company as a Maryland corporation.


    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

        VOTING BY TELEPHONE                        VOTING BY INTERNET                      VOTING BY MAIL

Follow these four easy steps:             Follow these six easy steps:              Follow these three easy steps:
1. Read the accompanying Proxy            1. Read the accompanying Proxy            1. Read the accompanying Proxy
   Statement and Proxy Card.                 Statement and Proxy Card.                 Statement and Proxy Card.
2. Call the toll-free number              2. Go to the Web site                     2. Please mark, sign and date
   1-888-221-0697.                           www.aiminvestments.com.                   your Proxy Card.
3. Enter your Control Number listed       3. Click on the My Account tab.           3. Return the Proxy Card in the
   on the Proxy Card.                     4. Click on the 2003 Proxy Information       postage-paid envelope provided or
4. Follow the recorded instructions.         link.                                     return it to Proxy Tabulator, P.O.
                                          5. Follow the instructions provided.         Box 9123, Hingham, MA 02043-9723.
                                          6. Enter your Control Number listed on
                                             the Proxy Card.

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

            ---------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   ****CONTROL NUMBER: 999 999 999 999 99****
            ---------------------------------------------------------

        -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                            PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                                       OF

                     INVESCO U.S. GOVERNMENT SECURITIES FUND

                    (A PORTFOLIO OF INVESCO BOND FUNDS, INC.)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Bob R. Baker, Glen A. Payne and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH OTHER PROPOSAL AND "FOR" EACH NOMINEE.

                                        -- PROXY MUST BE SIGNED AND DATED BELOW.

                                        Dated                               2003
                                             -------------------------------

                                        ----------------------------------------
                                        Signature(s) (if held jointly) NOTE:
                                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                        ON THIS PROXY CARD. All joint owners
                                        should sign. When signing as executor,
                                        administrator, attorney, trustee or
                                        guardian or as custodian for a minor,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

-- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
   PLEASE DO NOT USE FINE POINT PENS.

                                                                  PLEASE MARK
                                                             [X]  VOTE AS IN
                                                                  THIS EXAMPLE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                                 FOR     AGAINST    ABSTAIN
1.  To approve an Agreement and Plan of Reorganization under which all of the                    [ ]       [ ]        [ ]
    assets of INVESCO U.S. Government Securities Fund, an investment portfolio of INVESCO Bond Funds, Inc. ("Company"), will be transferred to AIM
    Intermediate Government Fund ("Buying Fund"), an investment portfolio of AIM
    Investment Securities Funds ("Buyer"), Buying Fund will assume the liabilities of INVESCO U.S. Government Securities Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of INVESCO U.S. Government Securities Fund and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.
                                                                                                        WITHHOLD
                                                                                                       AUTHORITY
                                                                                                 FOR    FOR ALL    FOR ALL
                                                                                                 ALL    NOMINEES   EXCEPT
2.  To elect sixteen individuals to the Board of Company, each of whom will                      [ ]       [ ]        [ ]
    serve until his or her successor is elected and qualified:

01  Bob R. Baker        05  Albert R. Dowden     09  Robert H. Graham    13  Ruth H. Quigley
02  Frank S. Bayley     06  Edward K. Dunn, Jr.  10  Gerald J. Lewis     14  Louis S. Sklar
03  James T. Bunch      07  Jack M. Fields       11  Prema Mathai-Davis  15  Larry Soll, Ph.D.
04  Bruce L. Crockett   08  Carl Frischling      12  Lewis F. Pennock    16  Mark H. Williamson

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
    EXCEPT" BOX AND WRITE THE NOMINEE NUMBER(s) ON THE LINE PROVIDED.

    ----------------------------------------------------------------------------

                                                                                                 FOR     AGAINST    ABSTAIN
3.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                     [ ]       [ ]        [ ]

4.  To approve an Agreement and Plan of Reorganization which provides for the                    [ ]       [ ]        [ ]
    redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of
    Company as a Maryland corporation.

    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
    COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.